UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  November 4, 2004
                                                        ------------------------

                      THE BUREAU OF NATIONAL AFFAIRS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                      2-28286                  53-0040540
----------------------------          ---------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                   1231 25TH ST., N.W., WASHINGTON D.C. 20037
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code            (202) 452-4200
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On November 4, 2004, David P. McFarland resigned as a director of the Company. Mr. McFarland did not resign as a result of any disagreement on any matter relating to the Company's operations, policies, or practices. The vacancy on the Company's board has not been filled. Mr. McFarland also resigned as President of Tax Management Inc., a subsidiary of the Company.






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                    The Bureau of National Affairs, Inc.
                                    ------------------------------------
                                   (Registrant)





                                    /s/ Paul N. Wojcik
                                    -------------------------------------
                                    Paul N. Wojcik
                                    President, Chief Executive Officer,
                                    and Director





Date: November 8, 2004